SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20594

                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                           September 14, 2004
                           ------------------
                    (Date of earliest event reported)

                   EPICUS COMMUNICATIONS GROUP, INC
                   --------------------------------
          (formerly PHOENIX INTERNATIONAL INDUSTRIES, INC.)
       (Exact name of Registrant as specified in its charter)



       Florida                 000-17058              592564162
 ----------------------   -------------------        ------------
(State of incorporation  (Commission File No.)      (IRS Employer
   or organization)                              Identification No.)

           1750 Osceola Drive - West Palm Beach, Florida 33409
           ---------------------------------------------------
                (Address of principal executive offices)


                             (561) 688-0440
                      -----------------------------
                     (Registrant's telephone number)




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Section 8

Item 8.01
Due to problems (i.e. no electricity and roof came off our offices) caused by two hurricanes, Charlie and Frances, hitting Florida at our corporate offices and our primary operating areas; Epicus Communications Group, Inc. will not be able to complete and file its 10-KSB within the allocated 15 day extension period. We do expect to be able to file our 10-KSB within seven to ten days from the date of this filing.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2004
                                        /s/ Gerard Haryman
                                        ---------------------
                                        President & CEO




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